WHEN RECORDED MAIL TO Kane, Russell, Coleman & Logan, P.C. 1601 Elm Street, Suite 3700 Dallas, Texas 75201 Attn. Charles E. Aster, Esq.	SPACE ABOVE THIS LINE FOR RECORDER'S USE

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment"), is made as of this 21st day of August, 2015, by Hartman 400 North Belt, LLC, a Texas limited liability company ("Hartman 400"), Hartman Corporate Park Place, LLC, a Texas limited liability company ("Hartman Corporate"), and Hartman Hillcrest, LLC, a Texas limited liability company ("Hartman Hillcrest"; and Hartman 400, Hartman Corporate and Hartman Hillcrest are collectively referred to herein as "Assignors" and each sometimes individually referred to as an "Assignor"), to East West Bank, a California corporation (the "Assignee");

Recitals:

The following recitals are true and correct:

A.

Assignors have executed and delivered to Assignee a Revolving Promissory Note (hereinafter, together with all amendments and modifications thereto and replacements thereof, called the "Note") of even date herewith in the principal sum of $15,525,000.00, and as security for the Note, the Assignors have executed and delivered in favor of Assignee a Deed of Trust, Assignment of Rents and Security Agreement (hereinafter, together with all amendments thereto and modifications thereof, called the "Instrument") of even date herewith covering three (3) tracts of real estate, one located in Harris County, Texas and the others located in Dallas County, Texas, and all more particularly described in Exhibit A which is attached hereto and incorporated herein by reference, together with all buildings, improvements and other property more particularly described in the Instrument, and all fixtures, furnishings, machinery, equipment and other tangible property owned by Assignors and located on or used in connection with such real property (all of which real and personal properties are herein called the "Properties"). The Note, this Assignment, the Instrument and any other agreement or instrument

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now or hereafter evidencing, governing or securing the indebtedness evidenced by the Note (the "Loan") are hereinafter collectively called "Loan Documents" and singularly called a "Loan Document".

B.

In connection with the execution and delivery of the Note, Assignee has required that Assignors absolutely assign to Assignee all of Assignors' right, title and interest in, to and under any and all leases (hereinafter collectively referred to as the "Leases" and singularly as a "Lease") now or hereafter in existence (as amended or supplemented from time to time) and covering space in, on, under or applicable to the Properties, and Assignors desire and intend by this instrument to absolutely assign to Assignee all of Assignors' right, title and interest in, to and under the Leases.

THEREFORE, each of the Assignors agrees as follows:

1.

Assignors do hereby, effective immediately, sell, absolutely and unconditionally assign, transfer and set over unto Assignee, its successors and assigns, all of the right, title and interest of Assignors in, to and under the Leases, now or hereafter made, of all or any portion of the Properties and all security deposits made by tenants in connection with such Leases, together with all rents, earnings, income, profits, benefits and advantages arising from the Properties and from said Leases and all other sums due or to become due under and pursuant thereto, and together with any and all guarantees of or under any of said Leases, and together with all rights, powers, privileges, options and other benefits of each Assignor as lessor under the Leases, including, without limitation, the immediate and continuing right to receive and collect all rents, income, revenues, issues, profits, condemnation awards, insurance proceeds, moneys and security payable or receivable under the Leases or pursuant to any of the provisions thereof, whether as rent or otherwise, the right to accept or reject any offer made by any tenant pursuant to its Lease to purchase any or all of the Properties and any other property subject to the Lease as therein provided and to perform all other necessary or appropriate acts with respect to such purchases as agent and attorney-in-fact for Assignors, and the right to make all waivers and agreements, to give and receive all notices, consents and releases, to take such action upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by any law, and to do any and all other things whatsoever which each Assignor is or may become entitled to do under any such Lease. Notwithstanding any provision of any of the Loan Documents to the contrary, the assignment in this Paragraph 1 is an absolute, unconditional, presently and immediately effective assignment and not merely a collateral assignment as security interest.  However, so long as no Default (as defined in the Instrument) shall exist under the Note or any of the Loan Documents, and no event shall have occurred which by the lapse of time or the giving of notice, or both, has or would become a Default thereunder, Assignors shall have the right and license to occupy the Properties as landlord or otherwise and to collect, use and enjoy the rents, issues and profits and other sums payable under and by virtue of any Lease (but only as the same become due under the provisions of such Lease) and to enforce the covenants of the Leases as Assignee's agent solely for the purpose of collecting all such rents and other sums and applying all such rents and other sums as set forth below, which agency shall never be deemed to be that of trustee and beneficiary for any purpose, and which agency relationship cannot be terminated by Assignors so long as the Loan Documents are in effect.  Assignors hereby accept such license and agree to receive all such rents and other sums

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and hold same on behalf of Assignee as Assignee's agent to be applied, and to apply such rents and other sums so collected, first to the payment of the Loan, next to performance and discharge of all sums due under the Loan Documents and next to the payment of all operating expenses of the Properties.  Thereafter, Assignors may use such rents and other sums collected in any manner consistent with the Loan Documents.  Neither this Assignment nor the receipt of such rents and other sums by Assignee (except to the extent, if any, any such rents and/or other sums are actually applied to the Loan by Assignee upon and after such receipt) shall effect a pro tanto payment of the Loan, and such rents and other sums shall be applied as provided in this Paragraph 1.  Upon the occurrence of a Default, or the occurrence of an event which by the lapse of time or the giving of notice, or both, has or would become a Default thereunder, such license in favor of Assignors shall automatically and immediately terminate without any action or notice, or the necessity thereof, by Assignee, or any other party, and Assignee shall be entitled to immediate possession of the Leases and all rents, incomes and revenues in connection therewith, whether received or accrued but not paid by tenants, regardless of the value of the security or the indebtedness and regardless of whether Assignee, as lender, has initiated any action to take possession of any portion of the Properties.

2.

It is the intention of each of the Assignors and Assignee that the assignment effectuated hereby shall be a direct and currently effective assignment and shall not constitute the granting of a lien, security interest or pledge for the purpose of securing the indebtedness evidenced by the Note.  In the event that a court of competent jurisdiction determines that, notwithstanding such expressed intent of the parties, Assignee's interest in the rents and Leases constitutes a lien on or security interest in or pledge of the rents and Leases, it is agreed and understood that the forwarding of a notice to Assignors after the occurrence of a Default under any of the Loan Documents, advising Assignors of the revocation of Assignors' license to collect such rents, shall be sufficient action by Assignee to (i) perfect such lien on or security interest in or pledge of the rents, and the recordation of the Instrument in the real property records of the county in which the Properties are located shall suffice as a fixture filing and mortgage for the purposes of any security interest of any property, real or personal, described in this Assignment and in the Instrument (ii) take possession thereof, and (iii) entitle Assignee to immediate and direct payment of the rents, for application as provided in this Assignment and the Instrument, all without the necessity of further action by Assignee, including, without limitation, any action to obtain possession of the land, the improvements, or any other portion of the Properties.  Each of the Assignors hereby grant Assignee authority, without any further action or signature of any of the Assignors, and appoint Assignee as each of the Assignors' attorney-in-fact to file any financing statements, precautionary statements, continuation statements, mortgages, or any other filing necessary to put third parties on notice of any security interest or precautionary security interest, all at Assignors' expense, provided, however, that Assignee shall be under no obligation to perform any of the foregoing.

3.

This Assignment is made and given and shall remain in full force and effect until: (a) the payment in full of all principal, interest and other sums due under the Note and the other Loan Documents and the cancellation and termination of the Loan, Note and Loan Documents; and (b) the performance and observance by each of the Assignors of all of the terms, covenants and conditions to be performed or observed by each of the Assignors under the Note, the Instrument and the other Loan Documents.

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4.

Each of the Assignors represents, warrants, covenants and agrees: (a) that Assignors have good right and authority to make this Assignment, and each Assignor holds the entire and unencumbered rights of the landlord under each of the Leases; (b) that none of the Assignors nor, to the best knowledge of Assignors, any predecessor lessors have heretofore alienated, assigned, pledged or otherwise disposed of or encumbered the Leases, or any of the sums due or to become due thereunder, and that none of the Assignors nor any predecessor lessor has performed any acts or executed any other instruments which might prevent Assignee from operating under any of the terms and conditions of this Assignment or which would limit Assignee in such operation; (c) that no Assignor has accepted or collected rent or any other payments under any Lease for any period subsequent to the current period for which such rent or other payment has already become due and payable; (d) that each Assignor has not executed or granted any amendment or modification whatever of any of the Leases, either orally or in writing, which deviate from the Lease terms shown in the rent roll (the "Rent Roll") delivered by Assignors to Assignee in connection with the execution of the Note; (e) except as reflected in the Rent Roll, that there is no default under any of the Leases now existing and no event has occurred and is continuing which, with the lapse of time or the giving of notice or both, would constitute a Default under any of the Leases; (f) that each of the Assignors will observe, perform and discharge, duly and punctually, all and singular the obligations, terms, covenants, conditions and warranties of the Note, the Instrument, this Assignment and/or any other Loan Document and any Lease, on the part of each of the Assignors to be kept, observed and performed; (g) to enforce the performance of each and every obligation, term, covenant, condition and agreement in said Leases by any tenant to be performed; (h) to appear in and defend any action or proceeding arising under, occurring out of or in any manner connected with said Leases, or the obligations, duties or liabilities of Assignors or any tenant thereunder, and upon request by Assignee to do so in the name and on behalf of Assignee, but at the expense of each of the Assignors; (i) that each of the Assignors will, upon the request of Assignee, execute and deliver to Assignee such further instruments and do and perform such other acts and things as Assignee may deem reasonably necessary or appropriate to make effective this Assignment and the various covenants of each of the Assignors herein contained, and to more effectively vest in and secure to Assignee the sums due or hereafter to become due under the Leases, including, without limitation, the execution of such additional assignments as shall be deemed necessary by Assignee effectively to vest in and secure to Assignee all rents, income and profits from any and all Leases: (j) that each of the Assignors will from time to time, upon demand therefor, deliver to Assignee an executed counterpart of each and every Lease then affecting all or any portion of the Properties; and (k) that in the event any warranty or representation of any Assignor herein shall be false, misleading or materially inaccurate, or any Assignor shall default in the observance or performance of any obligation, term, covenant or condition hereof and any applicable notice and cure period provided under the Instrument has expired without such default being cured to Assignee's sole satisfaction, then, in each such instance, at the option of Assignee, the same shall constitute and be deemed to be a Default hereunder, under the Note and under the Instrument, thereby giving Assignee the absolute right to declare all sums secured thereby and hereby immediately due and payable and to exercise any and all rights and remedies provided thereunder and hereunder as well as such remedies as may be available at law or in equity.

5.

Each of the Assignors covenants and agrees that it will not in each instance, without the prior written consent of Assignee: (a) enter into any Lease on any form which has not been approved in advance by Assignee; (b) except in the ordinary course of business, cancel

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any Lease nor accept a surrender thereof; (c) except in the ordinary course of business, reduce the rent payable under any Lease nor accept payment of any installment of rent in advance of the due date thereof; (d) except in the ordinary course of business, change, amend, alter or modify any Lease or any of the terms or provisions thereof, nor grant any concession in connection therewith; (e) except in the ordinary course of business, consent to the release or reduction of the obligations of the tenant under any Lease; (f) assign, pledge, encumber or otherwise transfer any Lease or Assignor's rights thereunder; (g) consent to an assignment of tenant's interest under any Lease or to a subletting thereof, except to the extent any such assignment or subletting is in the form of a Lease previously specifically approved by Assignee; or (h) incur any indebtedness to the tenant or guarantor of any Lease, for borrowed money or otherwise, which may under any circumstances be availed of as an offset against the rent or other payments due thereunder; and any of the above acts, if done without the consent of Assignee, shall be, at the option of Assignee, null and void and shall constitute a Default hereunder and under the Loan Documents.

6.

Each of the Assignors hereby consents to and irrevocably authorizes and directs the tenants under the Leases and any successor to the interest of any of said tenants, upon notice from Assignee of Assignee's right to receive the rents and other amounts due under such Leases, to pay to Assignee the rents and other amounts due or to become due under the Leases, and said tenants shall have the right to rely upon such notice from Assignee and shall pay such rents and other amounts to Assignee without any obligation or right to determine the actual existence of any Default or event claimed by Assignee as the basis for Assignee's right to receive such rents (Assignee being under no obligation to list such basis in any notice to any tenants) and other amounts and notwithstanding any notice from or claim of any Assignor to the contrary, and no Assignor shall have a right to claim against said tenants for any such rents and other amounts so paid by said tenants to Assignee.

7.

Upon the occurrence of a Default, Assignee, at its option, shall have the complete right, power and authority: (a) without taking possession, to demand, collect and receive and sue tenants for the rents and other sums payable under the Leases and, after deducting all reasonable costs and expenses of collection (including, without limitation, attorneys' fees and costs) as determined by Assignee, apply the net proceeds thereof to the payment of any indebtedness secured by the Loan Documents; (b) to declare all sums secured hereby immediately due and payable, and, at its option, exercise any or all of the rights and remedies contained in the Note, the Instrument and/or in any other Loan Document; and (c) without regard to the adequacy of the security, with or without process of law, personally or by agent or attorney, or by a receiver to be appointed by court, then and thereafter, to enter upon, take and maintain possession of and operate the Properties, or any part thereof, together with all documents, books, records, papers, and accounts relating thereto and exclude each of the Assignors and its agents and servants therefrom, and hold, operate, manage and control the Properties, or any part thereof, as fully and to the same extent as Assignors could do if in possession and in such event, without limitation and at the expense of each of the Assignors, from time to time cause to be made all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to the Properties, or any part thereof, as Assignee deems judicious, and pay taxes, assessments and prior or proper charges on the Properties, or any part thereof, and insure and reinsure the same, and lease the Properties, or any part thereof, for such terms and on such terms as Assignee deems commercially reasonable, including leases for terms expiring beyond the maturity of the

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indebtedness secured by the Loan Documents and cancel any Lease or sublease thereof for any cause or on any ground which would entitle any of the Assignors to cancel the same.

8.

After payment of all proper charges and expenses, including the just and reasonable compensation for the services of Assignee, its attorneys, agents, clerks, servants and others employed by Assignee in connection with the operation, management and control of the Properties and the conduct of the business thereof, and such further sums as may be sufficient to indemnify Assignee from and against any liability, loss or damage on account of any matter or thing done in good faith in pursuance of the rights and powers of Assignee hereunder, Assignee may, at its option, credit the net amount of income which Assignee may receive by virtue of this Assignment and from the Properties to any and all amounts due or owing to Assignee from any of the Assignors under the terms and provisions of the Note, the Instrument or any other Loan Document. The balance of such net income shall be released to or upon the order of Assignors. The manner of the application of such net income and the item or items which shall be credited shall be within the sole discretion of Assignee.

9.

The acceptance by Assignee of this Assignment, with all of the rights, powers, privileges and authority so created, shall neither be deemed or construed to constitute Assignee a mortgagee in possession nor at any time or in any event to impose any obligation whatsoever upon Assignee to appear in or defend any action or proceeding relating to the Leases or the Properties, or to take any action hereunder, or to expend any money or incur any expenses, or perform or discharge any obligation, duty or liability under the Leases, or to assume any obligation or responsibility for any security deposits or other deposits delivered to Assignors by any tenant and not assigned and delivered to Assignee, or render Assignee liable in any way for any injury or damage to person or property sustained by any person or entity in, on, or about the Properties.

10.

Assignors agree that the collection of rents and the application thereof as aforesaid or the entry upon and taking of possession of the Properties, or any part thereof by Assignee shall not cure or waive any Default, or waive, modify or affect any notice of Default, or invalidate any act done pursuant to such notice, and the enforcement of such right or remedy by Assignee, once exercised, shall continue for so long as Assignee shall elect. If Assignee shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent Default.

11.

The rights and remedies of Assignee hereunder are cumulative and not in lieu of, but are in addition to, any rights or remedies which Assignee shall have under the Note, the Instrument or any of the other Loan Documents, or at law or in equity, which rights and remedies may be exercised by Assignee either prior to, simultaneously with, or subsequent to, any action taken hereunder. The rights and remedies of Assignee may be exercised from time to time and as often as such exercise is deemed expedient, and the failure of Assignee to avail itself of any of the terms, provisions and conditions of this Assignment for any period of time, at any time or times, shall not be construed or deemed to be a waiver of any rights under the terms hereof.

12.

The right of Assignee to collect and receive the rents assigned hereunder or to take possession of the Properties, or to exercise any of the rights or powers herein granted to

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Assignee shall, to the extent not prohibited by law, also extend to the period from and after the filing of any suit to foreclose the lien created under any of the Loan Documents which cover the Properties, including any period allowed by law for the redemption of the Properties after any foreclosure sale.

13.

Each of the Assignors agrees to indemnify, defend and hold Assignee harmless of, from and against any and all liability, loss, damage or expense, which Assignee may or might incur under or by reason of this Assignment, and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on the part of Assignee to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, loss or damage under or by reason of this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon at the same rate of interest as provided in the Note with respect to the principal indebtedness of Assignors to Assignee, shall be secured by this Assignment, the Instrument and by the other Loan Documents, and each of the Assignors shall reimburse Assignee therefor immediately upon demand, and upon failure of any Assignor so to do, Assignee may declare all sums secured hereby immediately due and payable.

14.

In addition to the above, upon the occurrence of a Default, each of the Assignors expressly consents to the appointment of a receiver for the Properties either by the Assignee or a court of competent jurisdiction, to take all acts in connection with the Properties permitted by law or in equity and to deduct from any and all rents received from the Leases the customary or statutory amount in the county wherein the Properties are located, in the amount of such receiver's reasonable costs and expenses, to compensate such receiver for its actions; provided, however, Assignee shall have no obligation to seek or appoint such receiver and is entitled to all other rights under this Assignment.

15.

Each Assignor's address is stated in the Instrument. Except as otherwise provided herein, wherever this Assignment requires notice to any Assignor, such notice shall be given in accordance with the notice provisions of the Instrument.

16.

This Assignment may be executed, acknowledged and delivered in any number of counterparts and each such counterpart shall constitute an original, but together such counterparts shall constitute only one instrument.

17.

If any one or more of the provisions of this Assignment, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Assignment and all other applications of any such provision shall not be affected thereby.

18.

Upon a sale, conveyance, transfer or exchange of all or a part of any of the Properties in accordance with the Loan Documents, the term "Assignor" as used herein shall include the transferee or grantee in such transaction. The preceding sentence shall not be deemed to permit any sale, conveyance, transfer or exchange which is prohibited or restricted by the terms of any Loan Document.

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19.

The terms of this Agreement shall be governed by the laws of the State of Texas.

20.

If there is any conflict between the terms of this Assignment and the terms of Paragraph 25 of the Instrument, the terms of this Assignment shall control.

21.

EACH OF THE ASSIGNORS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT ANY OF THE PARTIES MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE NOTE, THE INSTRUMENT, THIS ASSIGNMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

22.

The Assignee shall have the right to assign, in whole or in part, the Note, the Instrument, this Assignment and any other Loan Document and all of its rights hereunder and thereunder, and all of the provisions herein and therein shall continue to apply to the Loan. The Assignee shall have the right to participate the Loan with other parties.

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IN WITNESS WHEREOF, each of the Loan Parties has executed this Assignment as of the date first above written.

ASSIGNORS:

HARTMAN 400:

HARTMAN 400 NORTH BELT, LLC,

a Texas limited liability company

By:

Hartman Income REIT Management, Inc.,

a Texas corporation,

Manager

By:

Name:   Allen R. Hartman

Title:     President

HARTMAN CORPORATE:

HARTMAN CORPORATE PARK PLACE, LLC,

a Texas limited liability company

By:

Hartman Income REIT Management, Inc.,

a Texas corporation,

Manager

By:

Name:   Allen R. Hartman

Title:     President

HARTMAN HILLCREST:

HARTMAN HILLCREST, LLC,

a Texas limited liability company

By:

Hartman Income REIT Management, Inc.,

a Texas corporation,

Manager

By:

Name:   Allen R. Hartman

Title:     President

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STATE OF ________

§

COUNTY OF ________

§

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, President of Hartman Income REIT Management, Inc., the corporation that executed the foregoing instrument as Manager of Hartman 400, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this ___ day of August, 2015.

Notary Public in and for the State of ___________

STATE OF ________

§

COUNTY OF ________

§

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, President of Hartman Income REIT Management, Inc., the corporation that executed the foregoing instrument as Manager of Hartman Corporate, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this ___ day of August, 2015.

Notary Public in and for the State of ___________

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STATE OF ________

§

COUNTY OF ________

§

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Allen R. Hartman, President of Hartman Income REIT Management, Inc., the corporation that executed the foregoing instrument as Manager of Hartman Hillcrest, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this ___ day of August, 2015.

Notary Public in and for the State of ___________

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Exhibit "A"

Legal Description

TRACT 1 - HARTMAN 400

TRACT I:

A TRACT OR PARCEL CONTAINING 3.0667 ACRES OR 133,587 SQUARE FEET OF LAND SITUATED IN THE WILLIAM SEVEY SURVEY, ABSTRACT NO. 699, HARRIS COUNTY, TEXAS, BEING THE SAME CALLED 3.0667 ACRE TRACT OF LAND CONVEYED TO PKY 400 NORTH BELT, LLC., RECORDED IN HARRIS COUNTY CLERK FILE (H.C.C.F.) NO. 20130155222, BEING A PORTION OF UNRESTRICTED RESERVE “G”, GREENBRIAR NORTH, SECTION ONE, MAP OR PLAT THEREOF RECORDED IN VOL. 225, PG. 72, HARRIS COUNTY MAP RECORDS (H.C.M.R.), BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS, WITH ALL BEARINGS BASED ON SAID H.C.C.F. NO. 20130155222;

BEGINNING AT A 5/8 INCH IRON ROD WITH CAP STAMPED “PREJEAN” FOUND ON THE SOUTH END OF A CUT-BACK LINE, MARKING THE INTERSECTION OF THE EAST RIGHT-OF-WAY (R.O.W.) LINE OF IMPERIAL VALLEY DRIVE (R.O.W. WIDTH VARIES – VOL. 225, PG. 72, H.C.M.R.) AND THE SOUTH R.O.W. LINE BELTWAY 8 (A.K.A. NORTHBELT DRIVE – R.O.W. WIDTH VARIES), A NORTHWEST CORNER OF SAID 3.0667 ACRE TRACT AND THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT;

THENCE, ALONG SAID CUT-BACK LINE, NORTH 58 DEGREES 46 MINUTES 36 SECONDS EAST, A DISTANCE OF 14.14 FEET TO A 5/8 INCH IRON ROD (BENT) FOUND AT THE SAID INTERSECTION OF THE EAST R.O.W. LINE OF IMPERIAL VALLEY DRIVE AND THE SOUTH R.O.W. LINE OF BELTWAY 8, MARKING A NORTHWEST CORNER OF SAID 3.0667 ACRE TRACT AND OF THE HEREIN DESCRIBED TRACT;

THENCE, ALONG SAID SOUTH R.O.W. LINE OF BELTWAY 8, SOUTH 76 DEGREES 14 MINUTES 24 SECONDS EAST, A DISTANCE OF 151.70 FEET TO A CUT “X” IN CONCRETE FOUND MARKING THE BEGINNING OF A TANGENT CURVE TO THE LEFT;

THENCE, ALONG SAID CURVE TO THE LEFT AND ALONG SAID SOUTH R.O.W. LINE OF BELTWAY 8, HAVING A RADIUS OF 3,935.72 FEET, A CENTRAL ANGLE OF 00 DEGREES 05 MINUTES 41 SECONDS, AN ARC LENGTH OF 6.51 FEET, AND A CHORD BEARING AND DISTANCE OF SOUTH 76 DEGREES 17 MINUTES 15 SECONDS EAST – 6.51 FEET TO A 1 INCH IRON PIPE FOUND MARKING THE NORTHWEST CORNER OF A CALLED 1.5662 ACRE TRACT CONVEYED TO CITATION LAND, L.L.C., RECORDED IN H.C.C.F. NO. S973718, THE NORTHEAST CORNER OF SAID 3.0667 ACRE TRACT AND OF THE HEREIN DESCRIBED TRACT;

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THENCE, DEPARTING SAID SOUTH R.O.W. LINE OF BELTWAY 8, SOUTH 13 DEGREES 48 MINUTES 11 SECONDS WEST, A DISTANCE OF 722.87 FEET TO A 5/8 INCH IRON ROD WITH CAP STAMPED “PREJEAN” FOUND ON A SOUTHERLY LINE OF A CALLED 7.02959 ACRE TRACT OF LAND CONVEYED TO SHOMER VI, LTD., RECORDED IN H.C.C.F. NO. T491860, MARKING THE SOUTHWEST CORNER OF A CALLED 4.558 ACRE TRACT OF LAND CONVEYED TO K & B INTERESTS, INC., RECORDED IN H.C.C.F. NO. T215321, THE SOUTHEAST CORNER OF SAID 3.0667 ACRE TRACT AND OF THE HEREIN DESCRIBED TRACT;

THENCE, SOUTH 87 DEGREES 33 MINUTES 35 SECONDS WEST, A DISTANCE OF 195.89 FEET TO A 5/8 INCH IRON ROD FOUND ON THE SAID EAST R.O.W. LINE OF IMPERIAL VALLEY DRIVE, MARKING A WESTERLY CORNER OF SAID H.C.C.F. NO. T491860, THE SOUTHWEST CORNER OF SAID 3.0667 ACRE TRACT AND OF THE HEREIN DESCRIBED TRACT;

THENCE, ALONG THE SAID EAST R.O.W. LINE OF IMPERIAL VALLEY DRIVE, NORTH 13 DEGREES 47 MINUTES 36 SECONDS EAST, A DISTANCE OF 277.18 FEET TO A 5/8 INCH IRON ROD FOUND MARKING AN ANGLE POINT, FROM WHICH A 1 INCH IRON PIPE WITH CAP FOUND BEARS FOR REFERENCE NORTH 62 DEGREES 33 MINUTES 33 SECONDS EAST, A DISTANCE OF 0.28 FEET;

THENCE, CONTINUING ALONG SAID EAST R.O.W. LINE OF IMPERIAL VALLEY DRIVE, NORTH 18 DEGREES 21 MINUTES 39 SECONDS EAST, A DISTANCE OF 251.14 FEET TO A CUT “X” IN CONCRETE SET MARKING AN ANGLE POINT;

THENCE, CONTINUING ALONG SAID EAST R.O.W. LINE OF IMPERIAL VALLEY DRIVE, NORTH 13 DEGREES 47 MINUTES 36 SECONDS EAST, A DISTANCE OF 240.01 FEET TO THE PLACE OF BEGINNING AND CONTAINING 3.0667 ACRES OR 133,587 SQUARE FEET OF LAND, AS SHOWN ON JOB NO. 52215-R3, PREPARED BY WINDROSE LAND SERVICES INC.

TRACT II:

EASEMENT ESTATE FOR THE RIGHT-OF-WAY AND EASEMENT FOR VEHICULAR AND PEDSTRIAN INGRESS FOR EXPANSION OF EASEMENT TRACT # 1 AND CURB CUT, AS SET FORTH IN DRIVEWAY AND UTILITY EASEMENT AGREEMENT BETWEEN NORTH BELT # 2, LTD., A TEXAS LIMITED PARTNERSHIP AND NORTH BELT ASSOCIATES, LTD., A TEXAS LIMITED PARTNERSHIP, DATED APRIL 14, 1983 FILED FOR RECORD UNDER H.C.C.F. NO. H941943; AS AMENDED BY INSTRUMENT DATED JUNE 25, 1986 FILED FOR RECORD UNDER H.C.C.F. NO. K801344.

[Hartman II – Assignment of Leases and Rents]

3672447 v2 (78055.00012.000)

TRACT 2 - HARTMAN CORPORATE

BEING a description of a 6.075 acre tract of land situated in the E.J. Goodwin Survey Abstract No. 538, in the City of Irving, Dallas County, Texas.  And being all of Walnut Hill Business Park, Fifth Installment, an Addition to the City of Irving as shown on the Plat recorded in Volume 79125 at Page 1461 of the Map Records of Dallas County, Texas.  Said 6.075 acre tract being more fully described as follows:

BEGINNING at a 5/8-inch steel rod found for corner at the intersection of the North line of Corporate Drive (a called 60 foot wide right-0f-way) with the East right-of-way line of High Point Drive (a called 60 foot wide right-of-way), and being the Southwest corner of said Fifth Installment;

THENCE North 00 deg. 06 min. 20 sec. East, departing said Corporate Drive and along said East right-of-way line, a distance of 362.50 feet to a ½-inch steel rod found for corner and being the West common corner between said Fifth Installment and Greenway Highpoint Addition, an addition to the City of Irving as shown on plat recorded under Clerk’s File No. 201400092477 of the Map Records of Dallas County, Texas;

THENCE South 89 deg. 53 min. 40 sec. East, departing said East right-of-way line, and along the common line between said Fifth Installment and said Greenway Highpoint, a distance of 730.00 feet to a ½-inch steel rod found for corner and being the Northwest corner of Walnut Hill Business Park Twenty Second Installment, an addition to the City of Irving as shown on the Plat recorded in Volume 81181 at Page 2398 of the Map Records of Dallas County, Texas and also being the southwest corner of Walnut Hill Business Park Twelfth Installment, an addition to the City of Irving, as shown on the Plat recorded in Volume 80206 at Page 0130 of the Map Records of Dallas County, Texas;

THENCE South 00 deg. 06 min. 20 sec. West, departing said Greenway Highpoint and along the common line between said Fifth Installment and said Twenty Second Installment, a distance of 362.50 feet to a 5/8-inch steel rod found for corner on the previously mentioned north right-of-way line of Corporate Drive;

THENCE North 89 deg. 53 min. 40 sec. West, departing said Twenty Second Installment and along the North right-of-way line of Corporate Drive, same being the south line of said Fifth Installment, a distance of 730.00 feet to the POINT OF BEGINNING;

And containing 6.075 acres or 264,625 square feet of land more or less.

[Hartman II – Assignment of Leases and Rents]

3672447 v2 (78055.00012.000)

TRACT 3 – HARTMAN HILLCREST

TRACT 1: FEE SIMPLE ESTATE

BEING  a 9.980 acre tract of land situated in the Hiram Wilburn Survey, Abstract No. 1568 and being all of Block A/7467, Hillcrest 635 Addition, an addition to the City of Dallas, Dallas County, Texas, according to the Map or Plat thereof recorded in Volume 71021, Page 2073, Map Records, Dallas County, Texas save and except the land described in deed to the State of Texas recorded in Instrument No. 200900079373, Official Public Records, Dallas, County, Texas and being more particularly described as follows:

BEGINNING at a 1 inch iron rod found for the southeasterly corner of said Hillcrest 635 addition;

THENCE North 89°00'00" West along the southerly line of said Hillcrest 635 Addition passing a 1/2 inch iron rod with cap stamped "RPLS 5632" set at a distance of 1229.71 for reference on the 20' street easement to the City of Dallas as recorded in Volume 69120, Page 875 of the Official Public Records of Dallas County, Texas and continuing on for a total distance of 1249.71 feet to the existing easterly right-of-way of Hillcrest Road (a 100 foot right-of-way);

THENCE North 00°09'18" East along easterly right-of-way of Hillcrest Road for a distance of 378.08 feet to a point;

THENCE South 89°57'07" East for a distance of 20.00 feet to an "X" set;

THENCE North 00°06'33" East for a distance of 34.22 feet to an "X" set;

THENCE along the new southerly right-of-way line of said LBJ Freeway as described in deed to the State of Texas recorded in Instrument No. 200900079373 of the official Public Records of Dallas County, Texas the following calls:

North 50°43'18" East for a distance of 40.12 feet to a 1/2 inch iron rod with cap stamped "RPLS 5632";

South 84°14'35" East for a distance of 75.20 feet a 1/2 inch iron rod with cap stamped "RPLS 5632" set;

With a curve to the right having a radius of 2850.29 feet an arc length of 116.48 feet, and a central angle of 2°20'29", being subtended by a chord of South 83°04'22" East for a distance of 116.47 feet a 1/2 inch iron rod with cap stamped "RPLS 5632" set;

South 81°54'07" East for a distance of 73.96 feet a 1/2 inch iron rod with cap stamped "RPLS 5632" set;

[Hartman II – Assignment of Leases and Rents]

3672447 v2 (78055.00012.000)

With a non-tangent curve to the right having a radius of 2500.00 feet an arc length of 282.62 feet, and a central angle of 6°28'38", being subtended by a chord of South 79°03'31" East for a distance of 282.47 feet a 1/2 inch iron rod with cap stamped "RPLS 5632" set;

With a reverse curve to the left having a radius of 2500.00 feet an arc length of 296.56 feet, and a central angle of 6°47'48", being subtended by a chord of South 79°36'51" East for a distance of 296.39 feet a 1/2 inch iron rod with cap stamped "RPLS 5632" set;

With a compound curve to the left having a radius of 11501.66 feet an arc length of 275.05 feet, and a central angle of 1°22'13", being subtended by a chord of South 83°41'51" East for a distance of 275.04 feet a 1/2 inch iron rod with cap stamped "RPLS 5632" set for the northeasterly corner of this tract;

THENCE South 17°29'31" East departing said southerly right-of-way line of said LBJ Freeway for a distance of 304.32 feet to the POINT OF BEGINNING.

Said tract having a computed area of 434,718 square feet or 9.980 Acres.

TRACT 2: EASEMENT ESTATE

EASEMENT ESTATE, as created in that Easement and Maintenance Agreement, dated September 10, 1981, by and between RREEF Mid-America Fund-1, Two Hillcrest Green, Ltd., AMSAC, Inc., Soclan, Inc., First National Bank in Dallas, and Hillcrest Associates, Filed November 24, 1981, recorded in Volume 81229, Page 1496, Deed Records, Dallas County, Texas.

[Hartman II – Assignment of Leases and Rents]

3672447 v2 (78055.00012.000)